UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

(585) 271-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Conditions.

On May 17, 2021, Vaccinex, Inc. (the “Company”) issued a press release describing its results of operations and financial condition for its first quarter ended March 31, 2021. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2021, the Company’s Board of Directors (the “Board”) appointed Elizabeth Evans, age 49, to serve as the Company’s Chief Operating Officer. Prior to her appointment as the Chief Operating Officer, Ms. Evans has served the Company since May 2001 in a series of roles of increasing responsibility, including as its Senior Vice President, Discovery and Translational Medicine from March 2020 to May 2021, its Vice President, Discovery Research from March 2019 to March 2020, its Vice President, Preclinical Research from July 2016 to March 2019, and its Director, Oncology Research from December 2013 to July 2016. Ms. Evans has no family relationship with any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Evans’ annual base salary is $242,000. In addition, as Chief Operating Officer, Ms. Evans will be eligible to receive an annual stock option grant as determined by the Compensation Committee of the Board. Ms. Evans will also be eligible to participate in the Company’s various benefit plans.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Vaccinex, Inc. Press Release dated May 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.
Date: May 17, 2021
	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer